UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2005
                                                  (December 22, 2005)


                             PEGASUS WIRELESS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          000-32567                  52-2273215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)


48499 Milmont Dr., Freemont, CA                                   94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


   Blue Industries, Inc., 1480 Breakers West Blvd., Royal Palm Beach, FL 33401
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definative Agreement

     Pegasus closed the acquisition of 51% of AMAX Engineering Corp. And AMAX Information Technology, Inc. each on December 22, 2005. Jerry Shih is the President of the AMAX companies and is a member of the Board of Directors of Pegasus.

     The Company purchased 51% each of the two AMAX companies in exchange for $4,000,000 in cash and the issuance of 838,454 shares of restricted common stock of the Company, valued at $4,000,0000 based on 66% of the average closing price for the preceeding 30 trading days.


SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

     The cash portion of the AMAX transaction was provided by the sale of 571,429 shares of restricted common stock of the Company to Jasper Knabb, President of Pegasus, in exchange for $4,000,000 in cash, or $7.00 per share.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     The Board of Directors approved the change of the Company's fiscal year end from June 30 to December 31, effective immediately. AMAX Board of Directors approved the change of AMAX's fiscal year end from September 30 to December 31, effective upon the closing of the acquisition discussed in Item 1.01.


Section 8 - Other Events

Item 8.01 - Other Events

     AMAX Engineering Corporation, founded in 1979, has been an industry leader in providing computer system and peripheral technologies and solutions. An ISO-9001 certified company, AMAX manufactures and markets high-performance servers, industrial workstations, storage and clustering systems, and peripheral and networking solutions. AMAX also provides Professional Services, Software Design, and Contract Manufacturing Services. AMAX's competency includes concept development and design, electrical and mechanical engineering, assembly, global procurement and material management, and worldwide distribution and marketing. Headquartered in Fremont, California, AMAX has offices in Texas, New Jersey, Vancouver and China.

     Following are the Bios of the principal officers of the AMAX companies:

     JERRY SHIH is the founder and, since 1985, the Chairman and CEO of AMAX Engineering Corporation, a PC system and peripheral solution provider. Mr. Shih has more than 25 years' experience in the computer manufacturing and channel distribution business. He is also the Chairman and CEO of AMAX Information Technologies, an IT solution provider; President of ASKE Media Inc., an e-commerce software solution provider and Chairman of Advanced Semiconductor Engineering Technologies, a semiconductor equipment service provider. He was an Engineering Manager at VLSI Technology between 1984 and 1985. From 1978 to 1984, he was an Engineering Manager at Signetics Corporation. He was an engineer at

Mostek Corporation between 1977 and 1978. Mr. Shih received his Master's degree in Industrial Engineering from the University of Arizona in 1977.

     JEAN SHIH co-founded AMAX Engineering Corporation, a PC system and peripheral solution provider, in 1979, and has been its President since. Ms. Shih has more than 25 years' experience in the High- performance computer and channel distribution business. She is also the Co-founder and President of AMAX Information Technologies, an IT solution provider. Ms. Shih received her Master's degree in Economics from the Texas Tech University in 1977.

     CHI-LEI (JAY) NI is the Vice President of AMAX Engineering Corporation, a PC system and peripheral solution provider. Joined AMAX since 1982, Mr. Ni has more than 20 years' experience in the computer manufacturing and channel distribution business. He is also the Co-founder and Vice President of AMAX Information Technologies, an IT solution provider. Mr. Ni received his Master's degree in Civil Engineering from the Texas A&M University in 1982.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(a) Finacial Statements of Business Aquired

     The audited combined financial statements of AMAX Engineering Corp. And AMAX Information Technology, Inc. for the years ended September 30, 2005 and 2004, are included herein start on page F-1.

                          INDEX TO FINANCIAL STATEMENTS


Reports of Independent Registered Public Accounting Firm. . . . . . . . . . .F-2

Combined Balance Sheets......................................................F-3

Combined Statements of Operations and Comprehensive Income (Loss)............F-4

Combined Statements of Stockholders' Equity (Deficiency).....................F-5

Combined Statements of Cash Flows............................................F-6

Notes to Combined Financial Statements.......................................F-7
















                                       3

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholders
AMAX Engineering Corp. and AMAX Information Technology, Inc.
Fremont, California

We have audited the accompanying combined balance sheets of AMAX Engineering Corp. and AMAX Information Technology, Inc., (the "Companies") as of September 30, 2005 and 2004 and the related combined statements of operations and comprehensive income (loss), stockholders' equity (deficiency) and cash flows for the two years in the period ended September 30, 2005. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of September 30, 2005 and 2004 and the results of their operations and their cash flows for the two years in the period ended September 30, 2005, in conformity with U.S. generally accepted accounting principles.




                                       /s/Pollard-Kelley Auditing Services, Inc.
                                       -----------------------------------------
                                          Pollard-Kelley Auditing Services, Inc.

Fairlawn, Ohio
October 31, 2005

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                             Combined Balance Sheets
                                  September 30,

                                                                                    2005               2004
                                                                             ------------------ -------------------
                                ASSETS
CURRENT ASSETS
  Cash and equivalents                                                       $        1,771,201 $           258,004
  Accounts receivable, net of reserve of $190,613 and $180,283                        6,787,992           7,737,125
  Inventory                                                                           3,539,149           6,817,643
  Other current assets                                                                  100,468             169,516
                                                                             ------------------ -------------------
          Total current assets                                                       12,198,810          14,982,288
                                                                             ------------------ -------------------
PROPERTY AND EQUIPMENT
  Property and equipment                                                              2,663,028           2,829,819
        Less accumulated depreciation                                                (2,309,181)         (2,477,567)
                                                                             ------------------ -------------------
          Net property and equipment                                                    353,847             352,252
                                                                             ------------------ -------------------
OTHER ASSETS
  Deposits and other assets                                                             399,633             399,822
                                                                             ------------------ -------------------
          Total other assets                                                            399,633             399,822
                                                                             ------------------ -------------------
Total Assets                                                                 $       12,952,290 $        15,734,362
                                                                             ================== ===================
                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                          $        5,057,584 $         6,798,895
   Accrued Expenses                                                                   2,868,057           3,294,810
   Line of credit                                                                             0             700,000
                                                                             ------------------ -------------------
          Total current liabilities                                                   7,925,641          10,793,705
                                                                             ------------------ -------------------
Total Liabilities                                                                     7,925,641          10,793,705
                                                                             ------------------ -------------------
LONG-TERM DEBT
   Notes payable                                                                         65,205              20,307
                                                                             ------------------ -------------------
          Total long-term debt                                                           65,205              20,307
                                                                             ------------------ -------------------
Total Liabilities                                                                     7,990,846          10,814,012
                                                                             ------------------ -------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock, no par value, authorized 40,000,000; 23,956,00
        and 24,286,000 shares  issued and outstanding, respectively                     702,540             818,040
   Notes receivable from sale of stock                                                        0            (512,500)
   Retained earnings                                                                  4,258,904           4,614,810
                                                                             --------------------------------------
          Total stockholders' equity                                                  4,961,444           4,920,350
                                                                             ------------------ -------------------
Total Liabilities and Stockholders' Equity                                   $       12,952,290 $        15,734,362
                                                                             ================== ===================



     The accompanying notes are an integral part of the financial statements.

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                        Combined Statements of Operations
                            Year Ended September 30,


                                                                                     2005                  2004
                                                                              ------------------    -------------------
REVENUES                                                                      $       78,927,836    $        82,650,466

COST OF SALES                                                                         74,498,838             78,133,354
                                                                              ------------------    -------------------

Gross Margin                                                                           4,428,998              4,517,112

OPERATING EXPENSES
    Sales and marketing                                                                2,373,821              2,418,163
    Depreciation and amortization                                                         82,287                100,942
    General and administrative                                                         1,479,199              2,040,582
                                                                              ------------------    -------------------
          Total operating expenses                                                     3,935,307              4,559,687
                                                                              ------------------    -------------------
 Operating income (loss)                                                                 493,691                (42,575)
                                                                              ------------------    -------------------

OTHER INCOME (EXPENSE):
    Interest expense                                                                     (38,809)               (55,255)
    Interest income                                                                      135,036                 27,898
    Gain on sale of fixed assets                                                          25,675                      0
                                                                              ------------------    -------------------
          Total other income (expense)                                                   121,902                (27,357)
                                                                              ------------------    -------------------

Net income (loss) before income tax                                                      615,593                (69,932)

    Income tax                                                                           (41,000)               (21,686)
                                                                              ------------------    -------------------

Net income (loss)                                                             $          656,593    $           (48,246)
                                                                              ==================    ===================

Net income (loss) per common share - basic                                    $             0.03    $             (0.01)
                                                                              ==================    ===================

Weighted average number of common shares outstanding - basic                          24,275,619             24,286,000
                                                                              ==================    ===================








     The accompanying notes are an integral part of the financial statements.

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                   Combined Statements of Stockholders' Equity



                                                                                                              Total
                                             Number of                       Note           Retained      Stockholders'
                                              Shares         Amount       Receivable        Earnings          Equity
                                           -------------   -----------   -------------  ----------------  --------------

BEGINNING BALANCE, October 1, 2003            24,286,000   $   818,040   $    (515,000) $      4,663,056  $    4,966,096

   Net loss                                            0             0               0           (48,246)        (48,246)
                                           -------------   -----------   -------------  ----------------  --------------

BALANCE, September 30, 2004                   24,286,000       818,040        (515,000)        4,614,810       4,917,850

    Repurchase of common stock                  (333,000)     (115,500)                                         (115,500)
    Note receivable payoff                             0             0         515,000                 0         515,000
    Distribution to stockholders                       0             0               0        (1,012,500)     (1,012,500)
    Net income                                         0             0               0           656,594         656,594
                                           -------------   -----------   -------------  ----------------  --------------

ENDING BALANCE, June 30, 2005
                                              23,953,000   $   702,540   $           0  $      4,258,904  $    4,961,444
                                           =============   ===========   =============  ================  ==============



















     The accompanying notes are an integral part of the financial statements

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                        CombinedStatements of Cash Flows
                            Year Ended September 30,


                                                                                       2005                 2004
                                                                                ------------------   ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                               $          656,594   $          (48,246)
Adjustments to reconcile net loss to net cash used by operating activities:
     Depreciation and amortization                                                          82,287              100,942
     Bad debt expense                                                                       66,187                    0
     Deferred taxes                                                                              0                6,000
     Gain on disposal of fixed assets                                                            0               (4,000)
Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable                                            882,946            2,074,162
     (Increase) decrease in inventory                                                    3,278,494           (1,655,293)
     (Increase) decrease in other current assets                                           113,579               17,407
     (Increase) decrease in other assets                                                   (44,342)             (55,663)
     Increase (decrease) in accounts payable                                            (1,768,420)             445,951
     Increase (decrease) in accrued expenses                                              (426,753)            (623,791)
                                                                                ------------------   ------------------

Net cash  provided (used) by operating activities                                        2,840,572              257,469
                                                                                ------------------   ------------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                                    (82,447)             (25,820)
     Proceeds from sale of fixed assets                                                     25,675                5,526
                                                                                ------------------   ------------------

Net cash provided (used) by investing activities                                           (56,772)             (20,294)
                                                                                ------------------   ------------------

CASH FLOW FROM FINANCING ACTIVITIES:
     Common stock repurchased                                                             (115,500)                   0
     Distribution to stockholders                                                       (1,012,500)                   0
     Proceeds from loan repayment                                                          512,500                    0
     Proceeds from loan                                                                     50,000                    0
     Repayment of loans                                                                   (705,103)            (700,000)
                                                                                ------------------   ------------------

Net cash provided by financing activities                                               (1,270,603)            (700,000)
                                                                                ------------------   ------------------

Net increase (decrease) in cash and equivalents                                          1,513,197             (462,825)

CASH and equivalents, beginning of period                                                  258,004              720,829
                                                                                ------------------   ------------------

CASH and equivalents, end of period                                             $        1,771,201   $          258,004
                                                                                ==================   ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash                                                           $           38,809   $           55,255
                                                                                ==================   ==================
Income taxes paid in cash                                                       $                0   $            3,159
                                                                                ==================   ==================

Non-Cash Financing Activities:
  None










     The accompanying notes are an integral part of the financial statements

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                   Notes to the Combined Financial Statements

NOTE 1 THE COMPANY

AMAX Engineering Corp. and AMAX Information Technology, Inc., (The Companies), were incorporated under the laws of the State of California on October 9, 1984 and April 13, 2000, respectively. The Companies are engaged in the business of wholesaling computer components and have recently moved into designing, manufacturing and marketing higher margin complete computer systems integration, including hardware.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition - The Company recognizes revenue from product sales when units are shipped, provided no significant obligation remains and collection is probable.

Inventory - The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

Income (loss) Per Share - Income (loss) per share is computed using the Weighted Average Number of common shares outstanding during the fiscal year.

Concentration of Credit Risk - The Company extends credit, based on the evaluation of each customer's financial condition, and generally requires no collateral from its customers. Credit losses, if any have been provided for in the financial statements and have been generally within management's expectations. During the years ending and at September 30, 2005 and 2004, the Company had deposits in banks in excess of the FDIC insurance limit.

Advertising - The Company expenses the production costs of advertising as they are incurred. Advertising expense was $2,373,800 and $2,418,200 for the years ending September 30, 2005 and 2004 respectively.


NOTE 2 - ACCOUNTS RECEIVABLE

The Company uses the allowance method to account for its doubtful accounts. The allowance for doubtful accounts is based on management's estimates. Accounts receivable as of September 30, 2005 and 2004 consist of the following:


                                                 2005                 2004
                                           ----------------     ----------------
Trade accounts receivable                  $     6,978,605      $     7,917,408
Allowance for doubtful accounts                   (190,613)            (180,283)
                                           ----------------     ----------------
    Net accounts receivable                $     6,787,992      $     7,737,125
                                           ================     ================

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                   Notes to the Combined Financial Statements

NOTE 3 - INVENTORY

The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory.


NOTE 4 - FIXED ASSETS

Fixed assets at September 30, 2005 and 2004 consist of the following:


                                              2005                 2004
                                       ------------------   -------------------
Furniture, fixtures and equipment      $        1,705,118   $         1,817,446
Automobiles and trucks                            487,265               531,033
Leasehold improvements                            470,645               481,340
                                       ------------------   -------------------
    Total fixed assets, at cost                 2,663,028             2,829,819
Accumulated depreciation                      (2,309,181)           (2,477,567)
                                       ------------------   -------------------
     Net fixed assets                  $          353,847   $           352,252
                                       ==================   ===================

NOTE 5 - NOTES PAYABLE

The Company is obligated for two vehicle loans, totaling $49,400 and $15,500. The loans call for monthly payments of $955 and $416 and they mature in 2010 and 2009. They bear interest at 5.6% and 2.9%.

NOTE 6 - STOCKHOLDERS' EQUITY

The authorized capital stock of the Companies consist of 40,000,000 shares of common stock. The stock is no par value. There are 23,956,000 and 24,286,000 shares of common stock outstanding at September 30, 2005 and 2004. During the fiscal year ended September 30, 2005, 333,000 shares were repurchased for $115,500 in cash, or $0.35 per share. During the fiscal year ended September 30, 2005, a note receivable for $515,000 was paid in cash.

NOTE 7 - INCOME TAXES

The Company accounts for its income taxes under the asset and liability approach, whereby the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities are recognized as deferred tax assets and liabilities.

NOTE 8 - LINE OF CREDIT

The Companies had a line of credit agreement with a bank, which allows the Company to borrow up to $5,000,000. Outstanding balances bear interest at the lender's prime rate (4.75% at September 30, 2004) and are collateralized by inventory, accounts receivable and property and equipment. The credit facility requires the Companies to maintain certain financial ratios and comply with certain covenants. This agreement was renewed in April, 2005, and now expires in June 2006. The outstanding balance at September 30, 2004, of $700,000 was paid in full.

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                   Notes to the Combined Financial Statements

NOTE 9 - OPERATING LEASES

The Company leases several operating facilities and various equipment from third parties under various operating leases expiring in various years through 2013. The total rental expense for the years ended September 30, 2005 and 2004 was $403,798 and $411,748 respectively.

Future minimum lease payments, including payments to related parties, for the remaining lease term are as follows:


2006                                  $1,705,118
2007                                   1,115,943
2008                                   1,009,173
2009                                   1,009,173
2010                                   1,009,173
Thereafter                             3,027,520
                                 ---------------
    Total                        $     8,876,100
                                 ===============


NOTE 10 - RELATED PARTY TRANSACTIONS

A - Facilities operating lease - The Company leases it headquarters building from a majority stockholder. This lease calls for annual rent in the amount of $863,800.

B- Related companies - The Companies record sales, accounts receivable, purchases, administrative expenses and accounts payable to and from 5 brother-sister related companies. None of these companies own any stock of the Companies, nor do the Companies have any investment in these related companies. They are related by virtue of similar/common control. Following are the transactions with these related parties for the years ended September 30, 2005 and 2004:



                             2005        Percent      2004         Percent
                          -----------  ---------   ------------  ----------
Revenues                  $ 8,176,770     10.36%   $ 10,811,450      13.08%
Accounts receivable         2,617,323     38.19%      3,307,940      42.75%
Purchases                   1,692,190      2.27%      1,982,938       2.54%
Administrative expenses       889,295     56.95%      1,863,452      91.32%
Accounts payable              105,092      2.08%         26,966       0.40%

          AMAX ENGINEERING CORP. and AMAX INFORMATION TECHNOLOGY, INC.
                   Notes to the Combined Financial Statements

NOTE 10 - EMPLOYEE BENEFITS PLAN

The Company maintains a voluntary 401 (k) plan, covering eligible employees. Participating employees may elect to defer and contribute a percentage, up to 15%, of their compensation to the plan. The Company did not make any contributions to the plan in the years ended September 30, 2005 and 2004.

NOTE 11 - STOCK OPTION PLAN

In 1997 the Company established an Incentive Stock Option Plan. This plan provides for the granting of incentive stock options and non-statutory stock options to employees, directors and consultants between 100% and 110% of the fair market value on the date of the grant. The options to employees vest ratably over a four-year period. The Company has authorized 3,000,000 shares of common stock options. There where 1,500,000 options outstanding on September 30, 2005 and 2004, respectively.

The Company accounts for its stock based awards using the intrinsic value method. If the fair value method were used the Company's earnings/loss for the years ended September 30, 2005 and 2004 would not have materially changed.

(b) Pro-Forma Financial Information

     The unaudited pro-forma financial statements as of June 30, 2005 for Pegasus and September 30, 2005 for AMAX are included herein start on page F-11.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS





Pro forma Consolidated Balance Sheet........................................F-12

Pro forma Consolidated Statements of Operations.............................F-13

Notes to Pro forma Consolidated  Financial Statement........................F-14























                                       13

                             PEGASUS WIRELESS CORP.
                      Pro forma Consolidated Balance Sheet
                                   (Unaudited)



                                                      Pegasus Wireless
                                                           Corp.            AMAX
                                                       June 30, 2005    September 30,    Proforma
                                                                            2005        Adjustments       Proforma
                                                      ----------------  ------------  ---------------  ---------------
                        ASSETS
CURRENT ASSETS
   Cash                                               $        839,520  $  1,771,201 a)     4,000,000
                                                                                     b)    (4,000,000) $     2,610,721
   Accounts receivable                                         307,389     6,787,992                         7,095,381
   Inventory                                                   469,613     3,539,149                         4,008,762
   Prepaid expenses and other current assets                    20,675       100,468                           121,143
                                                      ----------------  ------------                   ---------------
          Total current assets                               1,637,197    12,198,810                        13,836,007
                                                      ----------------  ------------                   ---------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                           125,241       353,847                           479,088
                                                      ----------------  ------------                   ---------------
          Total property, plant and equipment                  125,241       353,847                           479,088
                                                      ----------------  ------------                   ---------------

OTHER ASSETS
   Investment in subsidiaries                                        0             0 b)     8,000,000
                                                                                     c)    (8,000,000)               0
   Goodwill                                                          0             0 c)                              0
   Other                                                        16,186       399,633        5,469,664        5,885,483
                                                      ----------------  ------------                   ---------------
          Total other assets                                    16,186       399,633                         5,885,483
                                                      ----------------  ------------                   ---------------

Total Assets                                          $      1,778,624  $ 12,952,290                   $    20,200,578
                                                      ================  ============                   ===============

         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                   $        413,099  $  5,057,584                   $     5,470,683
   Accrued expenses                                            437,994     2,868,057                         3,306,051
   Customer deposits                                             5,097             0                             5,097
   Line of credit                                                    0             0                                 0
                                                      ----------------  ------------                   ---------------
          Total current liabilities                            856,190     7,925,641                         8,781,831
                                                      ----------------  ------------                   ---------------

LONG-TERM DEBT
   Long-term note payable - related party                            0        65,205                            65,205
                                                      ----------------  ------------                   ---------------
          Total long-term debt                                       0        65,205                            65,205
                                                      ----------------  ------------                   ---------------

Total Liabilities                                              856,190     7,990,846                         8,847,036

   Minority interest in consolidated subsidiary                      0             0 c)     2,431,108        2,431,108
                                                      ----------------  ------------                   ---------------

STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 and n/a par value; authorized
     20,000,000* and n/a; 0 and n/a outstanding                      0             -                                 0
  Common stock, $0.0001 and no par value; 100,000,000*,
     and 40,000,000 shares authorized; 66,956,140*, and
     23,956,000 shares issued and outstanding                    6,696'*     702,540 a)            57
                                                                                     b)            84
                                                                                     c)      (702,540)           6,837
   Additional paid-in capital                               14,898,876'*           0 a)     3,999,943
                                                                                     b)     3,999,916       22,898,735
   Accumulated deficit/retained earnings                   (13,983,138)    4,258,904 c)    (4,258,904)     (13,983,138)
                                                      ----------------  ------------                   ---------------

          Total stockholders' equity                           922,434     4,961,444                         8,922,434
                                                      ----------------  ------------                   ---------------

Total Liabilities and  Stockholders' Equity           $      1,778,624  $ 12,952,290                   $    20,200,578
                                                      ================  ============                   ===============

*    - adjusted for 2 for 1 forward split effective 08/31/05


                   The accompanying notes are an integral part
                     of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                                   Year ended


                                                     Pegasus
                                                     Wireless           AMAX        Pro forma
                                                       Corp.       September 30,   Adjustments     Pro forma
                                                   June 30, 2005        2005
                                                 ----------------- -------------- -------------  --------------
REVENUES
   Sales                                         $       3,172,351 $   78,927,836                $   82,100,187
                                                 ----------------- --------------                --------------

          Total revenues                                 3,172,351     78,927,836                    82,100,187

COST OF SALES
   Cost of sales                                         1,728,479     74,498,838                    76,227,317
                                                 ----------------- --------------                --------------

          Gross margin                                   1,443,872      4,428,998                     5,872,870
                                                 ----------------- --------------                --------------

OPERATING EXPENSES
   General and administrative                            2,296,255      3,853,020                     6,149,275
   Depreciation                                            109,074         82,287                       191,361
                                                 ----------------- --------------                --------------

          Total operating expenses                       2,405,329      3,935,307                     6,340,636
                                                 ----------------- --------------                --------------

Operating loss                                            (961,457)       493,691                      (467,766)
                                                 ----------------- --------------                --------------

OTHER INCOME (EXPENSE)
   Interest income                                           5,581        135,036                       140,617
   Other income (expense)                                    4,798         25,675                        30,473
   Interest expense                                        (22,918)       (38,809)                      (61,727)
                                                 ----------------- --------------                --------------

          Total other income (expense)                     (12,539)       121,902                       109,363

  Minority interest in earnings of consolidated
       subsidiary                                                0              0      (307,797)       (307,797)
                                                 ----------------- --------------                --------------

Net income (loss)                                $        (973,996)$      615,593                $     (666,200)
                                                 ================= ==============                ==============





                   The accompanying notes are an integral part
                     of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)


(1) Pro forma Changes On December 22, 2005, the Company entered into an acquisition agreement to acquire 51% of AMAX Engineeering Corp. And AMAX Information Technology, Inc., (AMAX), California companies. This business combination was accounted for as an acquisition. The Company paid $4,000,000 in cash and issued 838,454 shares of common stock of the Company, valued at $4,000,000, to complete this acquisition.

     The Pro forma statement of operations includes the year ended June 30, 2005 for the Company and September 30, 2005 for AMAX.

(2) Pro forma Adjustments

     a) 571,429 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $4,000,000, (or $7.00 per share), in cash.

     b) $4,000,000 in cash was paid and 838,454 shares of restricted common stock of the Company were issued to effect the acquisition. The shares were valued at $4,000,000 as 66% of the prior 30 trading days closing price.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.

(c) Shell Company Transactions

     None



(d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1   *       Share and Exchange  Agreement,  dated as of May 25, 2005,  by and among the Company and Homeskills, Inc.

10.2   *       Share and Exchange  Agreement,  dated as of November 5, 2004,  by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

10.3 Acquisition Agreement, dated as of December 22, 2005, by and among the Company and AMAX.

14.1   *       Code of Ethics

16.1   *       Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1   *       Letter of Resignation of Roger Pawson

99.3   *       July 18, 2005 press release

99.4   *       August 3, 2005 press release

99.5   *       November 1, 2005 press releas

99.6           December 22, 2005 press release

---------
*   filed previously

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PEGASUS WIRELESS CORP.




    December 22, 2005        By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO



























                                       18